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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                                   PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):           June 30, 2000
                                                 ------------------------------


                               INTRUSION.COM, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)


000-20191                                                            75-1911917
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(Commission File Number)                                          (IRS Employer
                                                            Identification No.)



1101 East Arapaho Road, Richardson, Texas                                 75081
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(Address of Principal Executive Offices)                             (Zip Code)


                                 (972) 234-6400
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.       OTHER EVENTS.

         On June 30, 2000, Intrusion.com, Inc. (the "Company") acquired MimeStar, Inc. ("MimeStar"), a Virginia corporation. MimeStar developed an advanced, network based intrusion detection system called SecureNet Pro-TM-. The acquisition was affected by the merger of a wholly owned subsidiary of the Company ("Merger Sub") with and into MimeStar, pursuant to an Agreement and Plan of Merger, by and among the Company, MimeStar, the Merger Sub and the sole stockholder of MimeStar (the "Merger"). Pursuant to the Merger, the sole stockholder of MimeStar received $3 million in cash with an additional $1 million in cash and 95,969 shares of the Company's common stock placed in escrow payable to the stockholder of MimeStar in one year subject to indemnification and other performance conditions.

         On July 5, 2000, the Company issued a news release announcing, and hereby incorporated by this reference, the Company's acquisition of MimeStar, Inc., a Virginia corporation. A copy of such news release is attached hereto as Exhibit 99.1

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: Not applicable.


              (b)    PRO FORMA FINANCIAL INFORMATION. Not applicable.


              (c)    EXHIBITS.

                     99.1 Text of press release of the Registrant, dated July 5, 2000 announcing the acquisition of MimeStar, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      ODS NETWORKS, INC.



Dated:  July 12, 2000                 By:      /s/ Jay R. Widdig
                                          ---------------------------------
                                              Jay R. Widdig,
                                              Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.                  Description of Exhibit
-----------                  ----------------------

99.1                     Text of press release of the Registrant, dated
                         July 5, 2000 announcing the acquisition of MimeStar, Inc.